Goodwill	12 Months Ended
Mar. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill

14 GOODWILL

The changes in the carrying amount of goodwill were as follows:

	LVB focused online business	Brands and customized services business	Total
	RMB	RMB	RMB
Balance as of March 31, 2022
Goodwill	1,568,653	63,460	1,632,113
Accumulated impairment loss	(1,568,653)	—	(1,568,653)
	—	63,460	63,460
Transaction during the year
Impairment recognized during the year ended March 31, 2023 (Note (a))	—	(63,460)	(63,460)
Balance as of March 31, 2023 and March 31, 2024
Goodwill	1,568,653	63,460	1,632,113
Accumulated impairment loss	(1,568,653)	(63,460)	(1,632,113)
	—	—	—

(a)
Goodwill impairment

The Group performs an impairment test on its goodwill on an annual basis, and in between annual tests when an event occurs or circumstances change that could indicate that the goodwill might be impaired.

The Group adopted ASU No. 2017-04 which simplified the test for goodwill impairment by eliminating the second step of the impairment test. Following the new guidance, an impairment charge shall be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value.

Upon consummation of the acquisition of Ruisha Technology in July 2021, the Group has two reporting units, including the LVB focused online business reporting unit and brands and the customized services business reporting unit. For the six months ended September 30, 2021, and as a result of weaker-than-expected operating results of the Group due to the continuously heightened competitive environment as well as ongoing market capitalization (compared with net book value) considerations, management concluded the existence of triggering events which required the Group to perform an interim goodwill impairment test of the LVB focused online business reporting unit as of September 30, 2021.

When performing the interim goodwill impairment test, the Group estimated the fair value of the LVB focused online business reporting unit using the income approach methodology of valuation where significant judgments and estimates were applied, including the forecasts of future operating results, discount rates, and expected future growth rates with the consideration of the recent market environment. As a result of this test, management determined that all remaining goodwill related to the LVB focused online business reporting unit (RMB186,504) should be impaired as of September 30, 2021.

As of March 31, 2022, the Group performed an annual goodwill impairment test on the Group’s brands and customized services business reporting unit. To determine the fair value of the brands and customized services business reporting unit, the Company used the income approach methodology of valuation where significant judgments and estimates were applied, including the forecasts of future operating results, discount rates, and expected future growth rates with the consideration of the recent market environment. Based on the result of annual impairment testing, the fair value of the brands and customized services business reporting unit exceeded its carrying amount. As a result, there was no additional impairment of goodwill as of March 31, 2022.

As of March 31, 2023, as a result of the completion of the integration of Ruisha Technology’s business operation into the Group’s core business, the Group concluded that there was only one reporting unit as defined in ASC 350-20-35-34. As of March 31, 2023, the Group performed the annual impairment test on the goodwill by comparing its market capitalization (the Group only has one reporting unit which includes all of the assets of the Group) as of March 31, 2023 with the carrying amount of its net assets. Given the prolonged period of deficits in market price, also taking into consideration of its continuously weaker-than-expected performance, the Group provided full impairment charge of RMB63,460 against the balance of goodwill. Consequently, as of March 31, 2023 and 2024, the carrying value of the Group’s goodwill was nil.